As filed with the Securities and Exchange Commission on August 5, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22428
Cushing MLP Funds Trust
(Exact name of registrant as specified in charter)
8117 Preston Road, Suite 440, Dallas, TX 75225
(Address of principal executive offices) (Zip code)
Jerry V. Swank
8117 Preston Road, Suite 440, Dallas, TX 75225
(Name and address of agent for service)
214-692-6334
Registrant’s telephone number, including area code
Date of fiscal year end: November 30
Date of reporting period: May 31, 2011

Item 1.  Report to Stockholders.
The Cushing® MLP Premier Fund

Semi-Annual Report May 31, 2011

Investment Adviser Cushing® MLP Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 877-965-7386 www.cushingfunds.com www.swankcapital.com

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The Cushing® MLP Premier Fund
Shareholder Letter

Dear Shareholder:

The Cushing® MLP Premier Fund posted positive performance for the six month period ending May 31, 2011. For the first six months of fiscal 2011, the Fund’s Class I Shares delivered a 5.12% total return, versus total returns of 12.58% and 7.63% for the S&P 500 Index(1) (Total Return) and Cushing® 30 MLP Index(2) (Total Return), respectively. Please note that the Fund’s underperformance compared to these benchmarks at the beginning of the period was due, in part, to a higher than normal cash position associated with the natural progression required to deploy the Fund’s assets in MLP investments from inception.

Although the Fund benefited from a favorable economic environment during the early part of the period, macro fears returned to the forefront during the last couple of months of the period. With the ongoing unrest in the Middle East/North Africa, the Japan earthquakes/tsunami, continued European sovereign debt concerns, uncomfortably high crude oil and gasoline prices, inflation fears percolating, and a discouraging lack of leadership by our elected officials to handle a looming debt crisis, “resilience” is a word that first comes to mind when thinking about equity and credit performance this past quarter. While significant macro fears understandably drove MLP sector correlations to the broader market (S&P 500 Index) higher relative to the fourth quarter of 2010, we believe MLP characteristics still provide good diversification opportunities.

Continuing with the topic of risk, there is obviously no shortage of global macro concerns. Of course, given the events in the Middle East, North Africa, and Japan, there is certainly a stronger case to be made for the continued development of safe and reliable domestic fuel and related infrastructure. Of

  (1) The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance and does not include fees and expenses. It is not possible to invest directly in an index.
  (2) The Cushing® 30 MLP Index (“Cushing 30”) tracks the performance of 30 publicly traded MLP securities that hold midstream energy infrastructure assets in North America, chosen according to a proprietary fundamental scoring model developed by Cushing® MLP Asset Management, LP to rank potential MLPs for inclusion in the Cushing 30. The Cushing 30 does not include fees and expenses. It is not possible to invest directly in an index.

particular relevance to higher yielding securities, we continue to watch interest rates carefully. We take particular notice when the dollar continues to trade lower and lower as gold moves higher and higher, when the CEO of Wal-mart says inflation is right around the corner, when PIMCO shorts Treasuries, and when Standard and Poor’s revises its outlook on US sovereign credit to “negative.” Further, the end of QE2 is nearing, and at the very least, we believe this means additional market volatility for bonds and stocks. Bottom line: ultimately, we do not know what the future will bring (though we have a feeling), and we continue to analyze and evaluate the impact of rising interest rates on the Fund’s portfolio.

Turning to the business aspect of the space, fundamentals for the MLP group remain very strong, save for pockets of softness such as natural gas storage and propane distribution and headwinds related to long haul natural gas pipelines. New shale plays — importantly, no longer just dry gas, but crude oil and liquids rich areas — are driving infrastructure opportunities. The dramatic shift in industry focus to oil shale development is driven by horizontal drilling technology and the extremely wide crude oil to natural gas price ratio. We believe the opportunity set for growth for MLPs is as abundant as we can remember, and MLPs are taking advantage of their low costs of capital.

We look forward to continuing to pursue the Fund’s investment goal to obtain a high after-tax total return from a combination of capital appreciation and current income from investments in MLPs. We invite you to visit our website at www.cushingfunds.com for the latest updates on the Fund and its adviser.

Jerry V. Swank
Chief Executive Officer

Opinions expressed above are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund will invest in MLPs, which concentrate investments in the natural resource sector and are subject to the risks of energy prices and demand and the volatility of commodity investments. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. MLPs are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the schedule of investments for a complete list of fund holdings.

Diversification does not ensure a profit or protect against a loss in a declining market.

References to other mutual funds should not be interpreted as an offering of those securities.

This report must be preceded or accompanied by a current prospectus.

The Cushing® MLP Premier Fund is distributed by Quasar Distributors, LLC.

The Cushing® MLP Premier Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2010 to May 31, 2011.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect current and deferred income tax expense or any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these current and deferred income tax expense and transaction costs were included, your costs would have been higher.

			Expenses
	Beginning	Ending	Paid During
	Account	Account	Period(1)	Annualized
	Value	Value	(12/1/2010	Expense
	(12/1/2010)	(5/31/2011)	to 5/31/2011)	Ratio(2)

Class A Actual	$1,000.00	$1,050.70	$8.44	1.65%
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,016.70	$8.30	1.65%
Class C Actual	$1,000.00	$1,046.30	$12.24	2.40%
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,012.96	$12.04	2.40%
Class I Actual	$1,000.00	$1,051.20	$7.16	1.40%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$7.04	1.40%

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days (the number of days in the most recent period)/365 days (to reflect the period).

(2)	Annualized expense ratio excludes current and deferred income tax expense.

The Cushing® MLP Premier Fund
Allocation of Portfolio Assets
May 31, 2011 (Unaudited)
(Expressed as a Percentage of Total Investments)

(1)	Master Limited Partnerships and Related Companies

The Cushing® MLP Premier Fund

Schedule of Investments (Unaudited)	May 31, 2011

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — 95.6%(1)	Shares	Fair Value

Coal — 9.4%(1)
United States — 9.4%(1)
Alliance Resource Partners, L.P.	16,500	$1,202,685
Natural Resource Partners, L.P.	52,200	1,685,538
Oxford Resource Partners, L.P.	71,600	1,773,532
Penn Virginia Resources Partners, L.P.	79,000	2,043,730

		6,705,485

Crude/Natural Gas Production — 14.0%(1)
United States — 14.0%(1)
Breitburn Energy Partners, L.P.	117,800	2,437,282
EV Energy Partners, L.P.	43,300	2,396,655
Legacy Reserves, L.P.	76,600	2,442,008
Linn Energy, LLC	69,400	2,696,884

		9,972,829

Crude/Refined Products Pipelines and Storage — 19.4%(1)
United States — 19.4%(1)
Buckeye Partners, L.P.	32,200	2,043,090
Enbridge Energy Partners, L.P.	86,400	2,653,344
Genesis Energy, L.P.	88,700	2,433,041
Kinder Morgan Energy Partners, L.P.	23,000	1,714,880
Magellan Midstream Partners, L.P.	24,000	1,417,440
Plains All American Pipeline, L.P.	33,000	2,053,920
Sunoco Logistics Partners, L.P.	18,000	1,522,800

		13,838,515

Natural Gas/Natural Gas Liquid Pipelines and Storage — 25.0%(1)
United States — 25.0%(1)
Boardwalk Pipeline Partners, L.P.	70,300	2,045,730
El Paso Pipeline Partners, L.P.	47,500	1,632,575
Energy Transfer Equity, L.P.	41,900	1,765,666
Energy Transfer Partners, L.P.	46,100	2,190,211
Enterprise Products Partners, L.P.	55,900	2,327,676
Niska Gas Storage Partners LLC	99,300	1,927,413
ONEOK Partners, L.P.	20,000	1,666,800
Spectra Energy Partners, L.P.	37,900	1,212,800
TC Pipelines, L.P.	34,400	1,587,904
Williams Partners, L.P.	26,700	1,412,964

		17,769,739

Natural Gas Gathering/Processing — 20.3%(1)
United States — 20.3%(1)
Chesapeake Midstream Partners, L.P.	62,500	1,640,000
Crosstex Energy, L.P.	128,400	2,353,572
DCP Midstream Partners, L.P.	61,800	2,504,754

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund

Schedule of Investments (Unaudited)	May 31, 2011 — (Continued)

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — (Continued)	Shares	Fair Value

Natural Gas Gathering/Processing — (Continued)
United States — (Continued)
MarkWest Energy Partners, L.P.	44,000	$2,090,880
Regency Energy Partners, L.P.	83,100	2,093,289
Targa Resources Partners, L.P.	79,900	2,761,344
Western Gas Partners LP	27,600	964,344

		14,408,183

Propane — 2.0%(1)
United States — 2.0%(1)
Inergy, L.P.	38,400	1,424,256

Shipping — 5.5%(1)
Republic of the Marshall Islands — 5.5%(1)
Capital Product Partners, L.P.	203,000	1,885,870
Navios Maritime Partners, L.P.	105,000	2,005,500

		3,891,370

Total Master Limited Partnerships and Related Companies (Cost $68,141,341)		$68,010,377

SHORT-TERM INVESTMENTS — INVESTMENT
COMPANIES — 3.6%(1)

United States — 3.6%(1)
AIM Short-Term Treasury Portfolio Fund — Institutional Class, 0.02%(2)	520,397	$520,397
Fidelity Government Portfolio Fund — Institutional Class, 0.01%(2)	520,396	520,396
Fidelity Money Market Portfolio — Institutional Class, 0.16%(2)	520,396	520,396
First American Government Obligations Fund — Class Z, 0.00%(2)	520,396	520,396
First American Treasury Obligations Fund — Class Z, 0.00%(2)	520,396	520,396

Total Short-Term Investments (Cost $2,601,981)		$2,601,981

TOTAL INVESTMENTS — 99.2%(1) (COST $70,743,322)		$70,612,358

Other Assets in Excess of Liabilities — 0.8%(1)		539,636

TOTAL NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS — 100.0%(1)		$71,151,994

(1)	Calculated as a percentage of net assets applicable to common stockholders.

(2)	Rate reported is the current yield as of May 31, 2011.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund
Statement of Assets & Liabilities (Unaudited)
May 31, 2011

Assets
Investments at fair value (cost $70,743,322)	$70,612,358
Receivable for Fund shares sold	2,140,219
Deferred tax asset	137,273
Deferred offering costs	73,977
Prepaid expenses	13,660
Interest receivable	141

Total assets	72,977,628

Liabilities
Payable for investments purchased	1,577,983
Payable for Fund shares redeemed	42,356
Payable to Adviser	1,276
Accrued expenses and other liabilities	204,019

Total liabilities	1,825,634

Net assets applicable to common stockholders	$71,151,994

Net Assets Applicable to Common Stockholders Consist of
Additional paid-in capital	$71,430,271
Undistributed net investment loss, net of income taxes	(168,703)
Accumulated realized loss, net of income taxes	(28,377)
Net unrealized loss on investments, net of income taxes	(81,197)

Net assets applicable to common stockholders	$71,151,994

Unlimited shares authorized	Class A	Class C	Class I
Net assets	$32,920,989	$23,204,718	$15,026,287
Shares issued and outstanding	1,592,084	1,128,108	726,147
Net asset value, redemption price and minimum offering price per share	$20.68	$20.57	$20.69
Maximum offering price per share ($20.68/0.9425)	$21.94	NA	NA

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund
Statement of Operations (Unaudited)
Period from December 1, 2010 through May 31, 2011

Investment Income
Distributions received from master limited partnerships	$993,839
Less: return of capital on distributions	(944,334)

Distribution income from master limited partnerships	49,505
Interest income	511

Total Investment Income	50,016

Expenses
Advisory fees	141,547
Professional fees	206,486
Transfer agent fees	48,464
Administrator fees	39,517
Insurance expense	38,402
Reports to stockholders	37,272
Fund accounting fees	23,341
Registration fees	19,779
Custodian fees and expenses	5,192
12b-1 shareholder servicing fee — Class A	14,096
12b-1 shareholder servicing fee — Class C	37,274
Other expenses	1,320

Total Expenses	612,690
Less: expense reimbursement by Adviser	(381,170)

Net Expenses	231,520

Net Investment Loss, before Income Taxes	(181,504)
Deferred tax benefit	68,972

Net Investment Loss	(112,532)

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments, before income taxes	(45,728)
Deferred tax benefit	17,376

Net realized loss on investments	(28,352)

Net change in unrealized depreciation of investments, before income taxes	(154,965)
Deferred tax benefit	58,789

Net change in unrealized depreciation of investments	(96,176)

Net Realized and Unrealized Loss on Investments	(124,528)

Decrease in Net Assets Applicable to Common Stockholders Resulting from Operations	$(237,060)

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund
Statements of Changes in Net Assets

	Period From	Period From
	December 1, 2010	October 20, 2010(1)
	through	through
	May 31, 2011	November 30, 2010
	(Unaudited)

Operations
Net investment loss	$(112,532)	$(1,865)
Net realized loss on investments	(28,352)	(25)
Net change in unrealized appreciation (depreciation) of investments	(96,176)	14,979

Net increase (decrease) in net assets applicable to common stockholders resulting from operations	(237,060)	13,089

Dividends and Distributions to Common Stockholders
Net investment income	(54,306)	—
Return of capital	(1,031,809)	—

Total dividends and distributions to common stockholders	(1,086,115)	—

Capital Share Transactions (Note 8)
Proceeds from shareholder subscriptions	71,240,695	2,824,125
Distribution reinvestments	805,077	—
Payments for redemptions (net of redemption fees of $3,052 and $0, respectively)	(2,397,657)	(10,160)

Net increase in net assets applicable to common stockholders from capital share transactions	69,648,115	2,813,965

Total increase in net assets applicable to common stockholders	68,324,940	2,827,054

Net Assets
Beginning of period	2,827,054	—

End of period	$71,151,994	$2,827,054

Undistributed net investment loss at the end of the period, net of income taxes	$(168,703)	$(1,865)

(1)	Commencement of Operations

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund — Class A
Financial Highlights

	Period From		Period From
	December 1, 2010		October 20, 2010(1)
	through		through
	May 31, 2011		November 30, 2010
	(Unaudited)

Per Common Share Data(2)
Net Asset Value, beginning of period	$20.28		$—
Public offering price	—		20.00
Income from Investment Operations:
Net investment loss(3)	(0.08)		(0.02)
Net realized and unrealized gain on investments	1.12		0.30

Total increase from investment operations	1.04		0.28

Less Distributions to Common Stockholders:
Net investment income	(0.03)		—
Return of capital	(0.61)		—

Total distributions to common stockholders	(0.64)		—

Net Asset Value, end of period	$20.68		$20.28

Total Investment Return	5.07	%(4)	1.40	%(4)

See Accompanying Notes to the Financial Statements.

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period	$32,920,989		$696,702
Ratio of expenses (including net deferred income tax expense) to average net assets before waiver(5)(6)	3.48%		44.22%
Ratio of expenses (including net deferred income tax expense) to average net assets after waiver(5)(6)	0.52%		5.52%
Ratio of expenses (excluding net deferred income tax expense) to average net assets before waiver(5)(6)	4.61%		40.35%
Ratio of expenses (excluding net deferred income tax expense) to average net assets after waiver(5)(6)	1.65%		1.65%
Ratio of net investment loss (including net deferred income tax expense) to average net assets before waiver(5)(6)	(3.09)%		(44.02)%
Ratio of net investment loss (including net deferred income tax expense) to average net assets after waiver(5)(6)	(0.13)%		(5.32)%
Ratio of net investment loss (excluding net deferred income tax expense) to average net assets before waiver(5)(6)	(4.22)%		(40.15)%
Ratio of net investment loss (excluding net deferred income tax expense) to average net assets after waiver(5)(6)	(1.26)%		(1.45)%
Portfolio turnover rate(7)	8.18	%(4)	0.74	%(4)

(1)	Commencement of Operations

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)	Calculated using average shares outstanding method.

(4)	Not Annualized.

(5)	For periods less than one full year all income and expenses are annualized except organizational costs as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.

(6)	For the period from December 1, 2010 to May 31, 2011, the Fund accrued $145,137 in net deferred tax expense, of which $63,598 is attributable to Class A. For the period from October 20, 2010 to November 30, 2010, the Fund accrued $7,864 in net deferred tax expense, of which $2,596 is attributable to Class A.

(7)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund — Class C
Financial Highlights

	Period From		Period From
	December 1, 2010		October 20, 2010(1)
	through		through
	May 31, 2011		November 30, 2010
	(Unaudited)

Per Common Share Data(2)
Net Asset Value, beginning of period	$20.26		$—
Public offering price	—		20.00
Income from Investment Operations:
Net investment loss(3)	(0.15)		(0.04)
Net realized and unrealized gain on investments	1.10		0.30

Total increase from investment operations	0.95		0.26

Less Distributions to Common Stockholders:
Net investment income	(0.03)		—
Return of capital	(0.61)		—

Total distributions to common stockholders	(0.64)		—

Net Asset Value, end of period	$20.57		$20.26

Total Investment Return	4.63	%(4)	1.30	%(4)

See Accompanying Notes to the Financial Statements.

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period	$23,204,718		$597,548
Ratio of expenses (including net deferred income tax expense) to average net assets before waiver(5)(6)	4.23%		44.97%
Ratio of expenses (including net deferred income tax expense) to average net assets after waiver(5)(6)	1.27%		6.27%
Ratio of expenses (excluding net deferred income tax expense) to average net assets before waiver(5)(6)	5.36%		41.10%
Ratio of expenses (excluding net deferred income tax expense) to average net assets after waiver(5)(6)	2.40%		2.40%
Ratio of net investment loss (including net deferred income tax expense) to average net assets before waiver(5)(6)	(3.84)%		(44.77)%
Ratio of net investment loss (including net deferred income tax expense) to average net assets after waiver(5)(6)	(0.88)%		(6.07)%
Ratio of net investment loss (excluding net deferred income tax expense) to average net assets before waiver(5)(6)	(4.97)%		(40.90)%
Ratio of net investment loss (excluding net deferred income tax expense) to average net assets after waiver(5)(6)	(2.01)%		(2.20)%
Portfolio turnover rate(7)	8.18	%(4)	0.74	%(4)

(1)	Commencement of Operations

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)	Calculated using average shares outstanding method.

(4)	Not Annualized.

(5)	For periods less than one full year all income and expenses are annualized except organizational costs as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.

(6)	For the period from December 1, 2010 to May 31, 2011, the Fund accrued $145,137 in net deferred tax expense, of which $42,041 is attributable to Class C. For the period from October 20, 2010 to November 30, 2010, the Fund accrued $7,864 in net deferred tax expense, of which $1,536 is attributable to Class C.

(7)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund — Class I
Financial Highlights

	Period From		Period From
	December 1, 2010		October 20, 2010(1)
	through		through
	May 31, 2011		November 30, 2010
	(Unaudited)

Per Common Share Data(2)
Net Asset Value, beginning of period	$20.28		$—
Public offering price	—		20.00
Income from Investment Operations:
Net investment loss(3)	(0.05)		(0.02)
Net realized and unrealized gain on investments	1.10		0.30

Total increase from investment operations	1.05		0.28

Less Distributions to Common Stockholders:
Net investment income	(0.03)		—
Return of capital	(0.61)		—

Total distributions to common stockholders	(0.64)		—

Net Asset Value, end of period	$20.69		$20.28

Total Investment Return	5.12	%(4)	1.40	%(4)

See Accompanying Notes to the Financial Statements.

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period	$15,026,287		$1,532,804
Ratio of expenses (including net deferred income tax expense) to average net assets before waiver(5)(6)	3.23%		43.97%
Ratio of expenses (including net deferred income tax expense) to average net assets after waiver(5)(6)	0.27%		5.27%
Ratio of expenses (excluding net deferred income tax expense) to average net assets before waiver(5)(6)	4.36%		40.10%
Ratio of expenses (excluding net deferred income tax expense) to average net assets after waiver(5)(6)	1.40%		1.40%
Ratio of net investment loss (including net deferred income tax expense) to average net assets before waiver(5)(6)	(2.84)%		(43.77)%
Ratio of net investment income (loss) (including net deferred income tax expense) to average net assets after waiver(5)(6)	0.12%		(5.07)%
Ratio of net investment loss (excluding net deferred income tax expense) to average net assets before waiver(5)(6)	(3.97)%		(39.90)%
Ratio of net investment loss (excluding net deferred income tax expense) to average net assets after waiver(5)(6)	(1.01)%		(1.20)%
Portfolio turnover rate(7)	8.18	%(4)	0.74	%(4)

(1)	Commencement of Operations

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)	Calculated using average shares outstanding method.

(4)	Not Annualized.

(5)	For periods less than one full year all income and expenses are annualized except organizational costs as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.

(6)	For the period from December 1, 2010 to May 31, 2011, the Fund accrued $145,137 in net deferred tax expense, of which $39,498 is attributable to Class I. For the period from October 20, 2010 to November 30, 2010, the Fund accrued $7,864 in net deferred tax expense, of which $3,732 is attributable to Class I.

(7)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund
Notes to Financial Statements
May 31, 2011 (Unaudited)

1.	Organization

The Cushing® MLP Premier Fund (the “Fund”) is a series of the Cushing® MLP Funds Trust (the “Trust”), an open-end investment company organized on May 27, 2010 as a statutory trust under the laws of the state of Delaware. The Fund’s investment objective is to seek to produce current income and capital appreciation. The Fund commenced operations on October 20, 2010.

The Fund offers three classes of shares, Class A, Class C, and Class I. Class A shares are subject to a 5.75% front-end sales charge. Class C shares have no sales charge, but are subject to a 1.00% contingent deferred sales charge. Class C shares do not convert to Class A shares of the Fund. Class I shares have no sales charge.

2.	Significant Accounting Policies

A.	Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.	Investment Valuation
The Fund uses the following valuation methods to determine fair value as either current market value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i) The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, Cushing® MLP Asset Management, LP (the

“Adviser”) utilizes, when available, pricing quotations from principal market markers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party services or broker-dealer sources.

(ii) Listed options on debt securities are valued at the average of the bid price and the ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the last sale price on the commodities exchange on which they trade.

(iii) The Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount, if any, is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized under the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for any dividends paid on securities sold short and such amounts would be reflected as dividend expense in the Statement of Operations. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer. The Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the securities sold short. There were no securities sold short at May 31, 2011.

C.	Security Transactions, Investment Income and Expenses
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLP. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. The Fund has estimated approximately 5% of the distributions to be from investment income with the remaining balance to be return of capital.

Expenses are recorded on the accrual basis. The Fund capitalized offering costs, which were incurred with the formation the Fund. The costs consisted of legal fees pertaining to the Fund’s shares offered for sale, preparing the initial registration statement and printing the prospectus, and SEC and state registration fees. The capitalized offering costs are amortized over a 12 month period from the commencement of operations. For the period October 20, 2010 (commencement of operations) through November 30, 2010, $20,693 had been amortized. For the period from December 1, 2010 through May 31, 2011, $94,152 has been amortized and included in professional fees in the Statement of Operations.

D.	Dividends and Distributions to Stockholders
Dividends and distributions to common stockholders will be recorded on the ex-dividend date. The character of dividends and distributions to common stockholders made during the period may differ from their ultimate characterization for federal income tax purposes. For the period ended May 31, 2011, the Fund’s dividends and distributions were expected to be comprised of 95 percent return of capital and 5 percent of ordinary income. The tax character of distributions paid for the period ended May 31, 2011 will be determined in early 2012.

E.	Federal Income Taxation
The Fund, taxed as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. The Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. As of May 31, 2011, the Fund’s federal tax return for the tax year ended November 30, 2010, remains subject to examination by the Internal Revenue Service.

F.	Cash and Cash Equivalents
The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G.	Cash Flow Information
The Fund makes distributions from investments, which include the amount received as cash distributions from MLPs, common stock dividends and interest payments. These activities are reported in the Statement of Changes in Net Assets.

H.	Indemnifications
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I.	Recent Accounting Pronouncement
In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating these amendments and does not believe they will have a material impact on the Fund’s financial statements.

3.	Concentrations of Risk

The Fund’s investment objective is to seek to produce current income and capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in MLP investments.

4.	Agreements and Related Party Transactions

The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Adviser. Under the terms of the Agreement, the Fund pays the Adviser a fee, payable at the end of each calendar month, at an annual rate equal to 1.10% of the average daily value of the Fund’s managed assets during such month for the services and facilities provided by the Adviser to the Fund.

The Adviser has agreed to waive a portion of the management fee, until at least November 30, 2011, such that fund operating expenses (exclusive of any front-end load, contingent deferred sales charge, 12b-1 fees, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 1.40% for each of Class A Shares, Class C Shares and Class I Shares, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived) if such recoupment can be achieved within the foregoing expense limits. Such waiver may not be terminated without the consent of the Board of Trustees prior to November 30, 2011 and may be modified or terminated by the Adviser at any time after November 30, 2011. For the period ended May 31, 2011, the Adviser earned $141,547 in advisory fees and waived expenses in the amount of $381,170. Waived expenses, including prior period expenses, are subject to potential recovery by year of expiration. The Fund’s waived expenses that are subject to potential recovery are as follows:

Year of Expiration

November 30, 2013	$140,836
November 30, 2014	381,170

$522,006

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.08% of the first $300,000,000 of the Fund’s average daily net assets, 0.07% on the next $500,000,000 of average daily net assets and 0.04% on the balance of the Fund’s average daily net assets, with a minimum annual fee of $40,000.

U.S. Bancorp Fund Services, LLC serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

5.	Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Fund’s deferred tax assets and liabilities as of May 31, 2011, are as follows:

Deferred tax assets:
Net operating loss carryforward	$103,447
Unrealized loss on investment securities	15,455
Capital loss carryforward	18,371

Total deferred tax assets	137,273

Net deferred tax benefit	$137,273

The net operating loss carryforward and capital loss carryforward are available to offset future taxable income. The Fund has the following net operating loss and capital loss amounts:

Fiscal Year Ended Net Operating Loss	Amount	Expiration
November 30, 2010	$3,381	November 30, 2030

Total Fiscal Year Ended Net Operating Loss	$3,381

Fiscal Year Ended Capital Loss
November 30, 2010	$40	November 30, 2015

Total Fiscal Year Ended Capital Loss	$40

For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. The capital loss may be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2015. The net operating loss can be carried forward for 20 years and, accordingly, would begin to expire as of November 30, 2030.

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains (losses) on investments before taxes for the period from December 1, 2010 to May 31, 2011, as follows:

Application of statutory income tax rate	$133,679
State income taxes (net of federal benefit)	11,458

Total tax expense	$145,137

At May 31, 2011, the cost basis of investments was $70,653,248 and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,628,962
Gross unrealized depreciation	(1,669,852)

Net unrealized depreciation	$(40,890)

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. The tax period ended November 30, 2010 remains subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6.	Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels listed below.

		Fair Value Measurements at Reporting Date Using
		Quoted Prices in	Significant Other	Significant
		Active Markets for	Observable	Unobservable
	Fair Value at	Identical Assets	Inputs	Inputs
Description	May 31, 2011	(Level 1)	(Level 2)	(Level 3)

Equity Securities
Master Limited Partnerships and Related Companies(a)	$68,010,377	$68,010,377	$—	$—

Total Equity Securities	68,010,377	68,010,377	—	—

Other
Short-Term Investments	2,601,981	2,601,981	—	—

Total Other	2,601,981	2,601,981	—	—

Total	$70,612,358	$70,612,358	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments. The Fund did not hold Level 3 investments at any time during the period from December 1, 2010 to May 31, 2011.

7.	Investment Transactions

For the period from December 1, 2010 to May 31, 2011, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $68,585,400 and $2,136,280 (excluding short-term securities), respectively.

8.	Common Stock

Transactions of shares of the Fund were as follows:

	Period From		Period From
	December 1, 2010		October 20, 2010(1)
	through		through
	May 31, 2011		November 30, 2010
Class A Shares	Amount	Shares	Amount	Shares

Sold	$33,636,884	1,597,434	$698,986	34,852
Dividends Reinvested	385,439	18,119	—	—
Redeemed (net of redemption fees of $2,520 and $0, respectively)	(1,210,690)	(57,820)	(10,160)	(501)

Net Increase	$32,811,633	1,557,733	$688,826	34,351

Class C Shares
Sold	$22,842,124	1,088,372	$595,824	29,491
Dividends Reinvested	264,216	12,455	—	—
Redeemed (net of redemption fees of $23 and $0, respectively)	(46,191)	(2,210)	—	—

Net Increase	$23,060,149	1,098,617	$595,824	29,491

Class I Shares
Sold	$14,761,687	697,027	$1,529,315	75,564
Dividends Reinvested	155,422	7,325	—	—
Redeemed (net of redemption fees of $509 and $0, respectively)	(1,140,776)	(53,769)	—	—

Net Increase	$13,776,333	650,583	$1,529,315	75,564

(a)	Commencement of Operations

The Cushing® MLP Premier Fund
Additional Information (Unaudited)
May 31, 2011

Trustee and Officer Compensation

The Fund does not currently compensate any of its trustees who are interested persons nor any of its officers. For the period ended May 31, 2011, each Trustee agreed to temporarily waive their fees until such time as the total value of the Fund’s assets is at least $50 million. The Fund did not pay any special compensation to any of its trustees or officers. The Fund continuously monitors standard industry practices and this policy is subject to change. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Fund toll-free at (877) 9-MLPFUNDS (877-965-7386), on the Fund’s Web site at www.cushingfunds.com, and on the SEC’s Web site at www.sec.gov.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 will be available to stockholders (i) without charge, upon request by calling the Fund toll-free at (877) 9-MLPFUNDS (877-965-7386) and on the Fund’s Web site at www.cushingfunds.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Fund will file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

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The Cushing® MLP Premier Fund

TRUSTEES
Brian R. Bruce
Ronald P. Trout
Edward N. McMillan
Jerry V. Swank

OFFICERS
Jerry V. Swank
Chief Executive Officer and President

Daniel L. Spears
Executive Vice President and
Secretary

John H. Alban
Chief Financial Officer
and Treasurer

Barry Y. Greenberg
Chief Compliance Officer

Elizabeth F. Toudouze
Executive Vice President

J. Parker Roy
Vice President

Kevin P. Gallagher
Vice President

INVESTMENT ADVISER
Cushing® MLP Asset Management, LP
8117 Preston Road, Suite 440
Dallas, TX 75225

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
JP Morgan Chase Tower
2200 Ross Avenue, Suite 1600
Dallas, TX 75201

The Cushing® MLP Premier Fund

Investment Adviser Cushing® MLP Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 877-965-7386 www.cushingfunds.com www.swankcapital.com

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.
Item 6. Investments.
(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
Not Applicable.
Item 11. Controls and Procedures.
(a)	The Registrant’s President/Chief Executive Officer and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or

15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.
(2)	A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Cushing MLP Funds Trust

By (Signature and Title)	/s/ Jerry V. Swank

Jerry V. Swank, President & Chief Executive Officer

Date	August 5, 2011

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jerry V. Swank

Jerry V. Swank, President & Chief Executive Officer

Date	August 5, 2011

By (Signature and Title)	/s/ John H. Alban

John H. Alban, Chief Financial Officer

Date	August 5, 2011